                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 25, 2006
                                                           ------------

                              Armor Holdings, Inc.
                              --------------------
             (Exact name of registrant as specified in its charter)

        Delaware                       0-18863                  59-3392443
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
   of incorporation)                                        Identification No.)

13386 International Parkway, Jacksonville, Florida                32218
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (904) 741-5400
                                                           --------------

        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         This Amendment No. 1 on Form 8-K/A is being filed to amend the Current
Report on Form 8-K (the "Initial 8-K") filed with the Securities and Exchange
Commission on June 1, 2006, by Armor Holdings, Inc. ("Armor Holdings") to
include the financial information referred to in Item 9.01(a) and (b) below relating to the acquisition of Stewart & Stevenson Services, Inc. ("Stewart &
Stevenson") on May 25, 2006. Pursuant to the instructions to Item 9.01 of Form
8-K, Armor Holdings hereby amends Item 9.01 of the Initial 8-K to include previously omitted financial information.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial Statements of Businesses Acquired.

                  The audited consolidated balance sheets of Stewart & Stevenson as of January 31, 2006 and the consolidated statements of operations, consolidated statements of shareholders' equity and consolidated statements of cash flows of Stewart & Stevenson for each of the three fiscal years in the period ended January 31, 2006, and the schedule and independent registered public accounting firm's report related thereto
         (incorporated by reference from Stewart & Stevenson's Annual Report on
         Form 10-K for the fiscal year ended January 31, 2006 filed with the
         Securities and Exchange Commission on April 13, 2006).

                  (b) Pro forma financial information.

                  On May 25, 2006, Armor Holdings completed its acquisition of
Stewart & Stevenson. Attached as an exhibit are the following pro forma financial statements:

                       (1)  Unaudited Pro Forma Condensed Combined Balance Sheet
                            as of March 31, 2006.

                       (2)  Unaudited Pro Forma Condensed Combined Statements of
                            Operations for the three months ended March 31, 2006
                            and the year ended December 31, 2005.

                  (d) Exhibits.

         Exhibit    Description
         -------    -----------

         23.1       Consent of Independent Registered Public Accounting Firm
         99.1       Unaudited Pro Forma Condensed Combined Financial Information

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 19, 2006

                                            ARMOR HOLDINGS, INC.

                                         By:/s/ Glenn J. Heiar
                                            ------------------------------------
                                            Name: Glenn J. Heiar
                                            Title: Chief Financial Officer

                                  EXHIBIT INDEX

         Exhibit    Description
         -------    -----------

         23.1       Consent of Independent Registered Public Accounting Firm
         99.1       Unaudited Pro Forma Condensed Combined Financial Information